Exhibit 10.3

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

By and Among

LEVIATHAN MINERALS GROUP INCORPORATED

and

THE INVESTORS

Dated as of August 22, 2011

SECURITIES PURCHASE AGREEMENT, dated as of August 22, 2011 (this “Agreement”), by and among Leviathan Minerals Group Incorporated, a Delaware corporation (the “Company”), and each of the persons and entities listed on Schedule A hereto (each an “Investor” and collectively the “Investors”).

W I T N E S S E T H:

WHEREAS, the Company desires to issue and sell, severally and not jointly, to the Investors, and the Investors desire to purchase, severally and not jointly, from the Company, Convertible Promissory Notes and Warrants (each as defined below).

NOW, THEREFORE, in consideration of the conditions and promises herein contained, the parties hereto agree as follows:

1.    DEFINITIONS.  For purposes of this Agreement, unless the context otherwise requires, the following terms shall have the following respective meanings:

“Agreement” has the meaning provided in the preamble.

“Ancillary Agreements” means the Convertible Promissory Notes, the Security Agreement, the Warrant and any other agreement or instrument to which the Company is a party, the execution and delivery of which are contemplated hereby or thereby.

“Closing” and “Closing Date” have the meaning provided in Section 2.2(a).

“Common Stock” means the common stock of the Company.

“Company” has the meaning provided in the preamble.

“Company’s Knowledge” means the knowledge of any of the officers of the Company, after due investigation.

“Convertible Promissory Notes” means the Senior Secured Convertible Promissory Notes to be sold and issued pursuant to this Agreement, substantially in the form attached hereto as Exhibit A.

 “Investor” and “Investors” have the meanings provided in the preamble.

“Majority Investors” means Investors who hold a majority in outstanding principal amount of the Convertible Promissory Notes.

 “Merger” has the meaning provided in Section 2.3.

 “Minimum Amount” means U.S. $5,000,000.

“Person” means any natural person, corporation, partnership, limited liability company, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Purchase Price” means the aggregate principal amount of the Convertible Promissory Notes to be purchased at the Closing.

“Security Agreement” means the Security Agreement, dated as of the Closing Date, among the Company and the Investors, in the form of Exhibit C hereto.

“Underlying Stock” means the Common Stock issued or issuable upon conversion or exercise of the Convertible Promissory Notes and Warrants purchased hereunder.

“Warrants” mean the Warrants to purchase Common Stock to be sold and issued pursuant to this Agreement, substantially in the form of Exhibit B hereto.

2.    PURCHASE AND SALE OF CONVERTIBLE PROMISSORY NOTES.

2.1     Sale and Issuance of Convertible Promissory Notes and Warrants.

(a) Subject to the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to the Investors at the Closing, and the Investors agree to purchase from the Company at the Closing, Convertible Promissory Notes in the principal amounts set forth on Schedule A and Warrants to purchase the number of shares of Common Stock set forth on Schedule A.  For each U.S. $100,000 of principal amount of Convertible Promissory Notes purchased hereunder, the Company shall issue a Warrant to purchase 3,750 shares of Common Stock.  Each Warrant shall have a term of two (2) years and an exercise price of U.S. $4.25 per share, subject to adjustment as provided therein.

(b)           The Convertible Promissory Notes shall be secured by the assets of the Company pursuant to the Security Agreement, which shall be entered into simultaneously with the execution of this Agreement.

2.2     Closing.

(a) Place of Closing.  The completion of the purchase and sale of the Convertible Promissory Notes and Warrants hereunder (the “Closing”) shall take place by electronic communication on August 12, 2011 (the “Closing Date”), subject to the satisfaction of all conditions herein.

(b) Closing.  Subject to the terms and conditions of this Agreement, on the Closing Date, the Company will sell to the Investors, severally and not jointly, and the Investors, severally and not jointly, will purchase from the Company at least the Minimum Amount in aggregate principal amount of the Convertible Promissory Notes and the applicable amount of Warrants determined in accordance with Section 2.1(a).  The maximum amount, in aggregate principal amount, of the Convertible Promissory Notes shall be $10,000,000, unless increased by the Company, with notice to the Investors, to $12,000,000.

(c) Deliveries at the Closing.  At the Closing:

(i) The Company shall deliver to the Investors the Convertible Promissory Notes and Warrants to be issued at the Closing, duly executed by the Company; and

(ii) The Investors shall deliver to the Company the Purchase Price payable at the Closing in immediately available funds to such account as the Company may designate.

2.3     Use of Proceeds.  The Company shall use the proceeds of the sale of the Convertible Promissory Notes:  (a) to fund all of the Company’s expenses related to its acquisition of Top Yield Holdings Ltd., a British Virgin Islands company (the “Merger”), including, without limitation, accounting and audit, legal, marketing and road show expenses of the Company and Top Yield Holdings Ltd. and the expenses in fulfilling the Agreement and Plan of Share Exchange (“Merger Agreement”); and (b) for general working capital purposes.

2.4    Registration Rights.  The Company shall register for resale all Underlying Stock with the first registration statement filed by the Company (“Initial Registration”) following the closing of the Merger (other than registration statements on Form S-4 or S-8 or equivalent forms).  The Company shall use its reasonable best efforts to cause such registration statement to become effective as soon as commercially practicable following the filing thereof with the Commission and shall maintain such registration statement effective for a period of no less than one year following the effective date thereof; provided, however, if at any time after filing the registration statement with the Commission and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Investor and (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Underlying Stock in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Underlying Stock, for the same period as the delay in registering such other securities.

If an  Initial Registration is an underwritten registration of securities for the account of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the securities of the Investors and other stockholders, pro rata among the respective holders thereof on the basis of the amount of securities owned by each such holder.  The registration rights provided hereby shall terminate as to any shares of Underlying Stock that may be resold without restriction pursuant to Rule 144 under the Securities Act.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

The Company hereby represents, warrants and covenants to each Investor as follows:

3.1     Organization; Good Standing.  The Company has been duly incorporated or organized, is validly existing as a corporation or other applicable business entity and is in good standing under the laws of the State of Delaware and has the requisite power to carry on its business as now conducted.

3.2     Authorization.  The Company has the requisite power and authority to enter into this Agreement and each Ancillary Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the board of directors or equivalent governing body of the Company and no other actions on the part of the Company are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.  The Company shall have authorized the issuance, pursuant to the terms and conditions of this Agreement, of the Notes, the Warrants and the Underlying Shares and, when issued, sold and delivered in accordance with this Agreement for the consideration described herein, the Underlying Shares shall be duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of any applicable securities laws or pursuant to valid exemptions therefrom.

3.3     Consents.  No consent, approval, qualification, order or authorization of, or filing with, any Person is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Convertible Promissory Notes and Warrants, except for the consents and filings set forth in Schedule 3.3, which shall have been made or obtained prior to the Closing hereunder.

3.4     Capitalization.

(a) The authorized capital of the Company consists, or will consist immediately prior to the Closing, of (i) 75,000,000 shares of Common Stock, $0.0001 par value per share, 1,000,000 shares issued and outstanding, and (ii) 4,000,000 shares of Preferred Stock, $0.0001 par value per share, no shares issued and outstanding.

(b) The outstanding common shares of the Company are owned by the stockholders and in the numbers specified in Schedule 3.4(b).

(c) The outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of any applicable securities laws or pursuant to valid exemptions therefrom.

(d) Except for (i) the conversion privileges of the Convertible Promissory Notes, and (ii) the exercise rights of the Warrants, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), phantom stock, stock appreciation rights, proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from the Company of any of its securities other than 800,000 warrants issued by the Company in connection with the Merger which have a remaining term of two (2) years and an exercise price of U.S. $4.25 per share and certain rights granted by the Merger Agreement.

3.5     Compliance.  To the Company’s Knowledge, no claim has been filed against the Company alleging a violation of any applicable laws or regulations of foreign, federal, state and local governments and all agencies thereof. The Company holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

3.6     Questionable Payments. Neither the Company, nor any employee, agent or representative of the Company, has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using the Company’s funds or made any payments from the Company’s funds to any governmental officials for improper purposes or made any illegal payments from the Company to obtain or retain business.

3.7     Offering.  Subject to the truth and accuracy of each Investor’s representations set forth in this Agreement, the offer, sale and issuance of the Convertible Promissory Notes and Warrants contemplated by this Agreement, and the offer, sale and issuance of the Underlying Stock, are exempt from the registration requirements of the Securities Act, and neither the Company nor any agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

4.    REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

Each Investor hereby represents and warrants, severally and not jointly, to the Company as follows:

4.1     Authorization.  Such Investor has full power and authority to enter into this Agreement and each Ancillary Agreement to which such Investor is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  This Agreement constitutes, and each Ancillary Agreement to which such Investor is a party, when executed and delivered, will constitute, a valid and legally binding obligation of such Investor, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.2     Investment.  The Convertible Promissory Notes and Warrants to be purchased by such Investor will be purchased for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution thereof.

4.3     Accredited Investor.  Such Investor is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and has completed an Accredited Investor Questionnaire attached hereto as. Schedule C.

4.4     Restricted Securities.  Such Investor understands that the Convertible Promissory Notes, the Warrants and the Underlying Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

4.5     Legend.  To the extent applicable, each certificate or other document evidencing any of the Convertible Promissory Notes, the Warrants or the Underlying Stock shall be endorsed with the legend in the form set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS AND AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

5.    CONDITIONS OF THE INVESTORS’ OBLIGATIONS AT CLOSING.  The obligations of each Investor to purchase the Convertible Promissory Notes and Warrants are subject to the fulfillment or waiver at or prior to the Closing of each of the following conditions:

5.1     Representations and Warranties.  The representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

5.2     Performance.  The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement and any Ancillary Agreement that are required to be performed or complied with by it on or before the Closing.

5.3     Consents.  All consents, authorizations, approvals and permits of any Person that are required in connection with the issuance and sale of the Convertible Promissory Notes and Warrants pursuant to this Agreement shall have been duly obtained and be effective as of the Closing.

5.4     Related Agreements and Instruments.

(a) The Company shall have delivered the Convertible Promissory Notes and Warrants duly executed by the Company;

(b) The Company and each Investor shall have executed and delivered the Security Agreement.

5.5     Due Diligence and No Material Adverse Change.   The Company shall have provided each Investor access to information, including, without limitation, audited financial statements of the Company for the fiscal years ended December 31, 2010 and 2009, as such Investor has reasonably requested in connection with its due diligence review and such Investor shall have concluded its due diligence review of the Company to its complete satisfaction and shall be reasonably satisfied that there has been no material adverse change in the business, operations, financial condition or prospects of the Company at the time of the execution of this Agreement.

5.6     Merger. The closing of the Merger shall have occurred immediately prior to or concurrently with the Closing.

5.7     Sale of Minimum Amount.  The Company shall have received valid and binding subscriptions from Investors for no less than the Minimum Amount and all of the closing conditions for the sale and issuance of the Minimum Amount pursuant to this form of Agreement shall have been satisfied or waived.

6.    CONDITIONS OF THE COMPANY’S OBLIGATIONS AT CLOSING.  The obligations of the Company to each Investor to sell the Convertible Promissory Notes and Warrants to such Investor are subject to the fulfillment or waiver at or before the Closing of each of the following conditions:

6.1     Receipt of Purchase Price.  The Company or the Escrow Agent shall have received at or prior to the Closing Date a wire transfer of funds in the full amount of the Purchase Price.
6.2     Representations and Warranties.  The representations and warranties of such Investor contained in Section 4 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

6.3     Consents.  All consents, authorizations, approvals and permits of any Person that are required in connection with the issuance and sale of the Convertible Promissory Notes and Warrants pursuant to this Agreement shall have been duly obtained and be effective as of the Closing.

7.    MISCELLANEOUS.

7.1     Expenses.  The Company and each Investor will pay its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and each Ancillary Agreement.

7.2     Survival.  Except as otherwise provided in this Agreement, all representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing.  No investigation by any of the Investors shall affect the survival or enforceability of the Company’s representations, warranties, covenants and agreements contained in this Agreement.

7.3     Notices.  All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar internationally or nationally-recognized service) to the following address, or such other address as may be designated in writing hereafter by, such party:

(a) If to Investors
See Schedule B
with a copy to:

(b) If to the Company:

Leviathan Minerals Group Incorporated
Unit 4309-10, 43/F, Cosco Tower
183 Queens’s Road, Central, Hong Kong

with a copy to:

Richardson & Patel, LLP
750 Third Avenue
9th Floor
New York, NY 10017
Attention:  David N. Feldman, Esq.

7.4     Waiver.  No delay on the part of any party hereto with respect to the exercise of any right, power, privilege or remedy under this Agreement or any of the Ancillary Agreements shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy.  No modification or waiver by any party hereto of any provision of this Agreement or any of the Ancillary Agreements, or consent to any departure by any other party therefrom, shall be effective other than in the specific instance and for the purpose for which given.

7.5     Remedies.  The rights, powers, privileges and remedies hereunder and under the Ancillary Agreements are cumulative and not exclusive of any other right, power, privilege or remedy the parties hereto would otherwise have.

7.6     Entire Agreement.  This Agreement and the Ancillary Agreements constitute the entire agreement and understanding among the Investors and the Company, and supersede all prior agreements and understandings, relating to the subject matter hereof.

7.7     GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF MINNESOTA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  VENUE FOR ANY LEGAL ACTION HEREUNDER SHALL BE THE STATE OR FEDERAL COURTS LOCATED IN THE CITY OF MINNEAPOLIS, MINNESOTA

7.8     Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures sent by facsimile or email shall bind the parties hereto and to the Ancillary Agreements to the same extent as original signatures.

7.9     Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such provision in any other jurisdiction.

7.10   Cross References.  References in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

7.11   Headings.  The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

7.12   Exhibits and Schedules Incorporated.  The exhibits and schedules to this Agreement are incorporated into and constitute an integral part of this Agreement.

7.13   Amendment and Waiver.  Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and the Majority Investors; provided, however that to the extent that any such modification, amendment or waiver does not apply equally to each Investor, consent to any such modification, amendment or waiver shall be required from each such Investor that is treated less favorably than those approving the same to be binding upon such Investor.  The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement.

7.14   Liability for Brokers or Finders.  The Company will pay and/or hold the Investors harmless against the payment of any and all Liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the Ancillary Agreements incurred, directly or indirectly, as a result of any action taken by the Company.

7.15   Binding Effect.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of the Convertible Promissory Notes or the Underlying Stock).  The Company shall not be permitted to assign any of its rights or delegate any of its obligations under this Agreement without prior written consent of the Majority Investors.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  Any attempted assignment or delegation by a party hereto not in accordance with this Section 7.15 shall be void.

7.16   Effect of Amendment or Waiver.  Each Investor acknowledges that by the operation of Section 7.13 the Majority Investors will have the right and power to diminish or eliminate the rights of such Investor under this Agreement.

7.17   Rights of Investors.  Each holder of the Convertible Promissory Notes and the Underlying Stock shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or any thereof, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of the Convertible Promissory Notes or the Underlying Stock with respect to exercising or refraining from exercising any such right or rights.

7.18   Exculpation Among Investors.  Each Investor acknowledges that such Investor is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.  Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, employees or representatives of any Investor shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Convertible Promissory Notes and the Underlying Stock.

7.19   Construction. The parties hereto agree that this Agreement is the product of negotiations between sophisticated parties and individuals, all of whom were represented by separate counsel, and each of whom had an opportunity to participate in, and did participate in, the drafting of each provision hereof.  Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentem.  As used in this Agreement, the word “including” shall mean “including without limitation” and the masculine gender shall include the feminine and the neuter gender.

[SIGNATURES PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first above written.

LEVIATHAN MINERALS GROUP INCORPORATED

Date	By:	/s/
Samuel Zia
Chief Executive Officer

[INVESTOR SIGNATURE PAGES TO LEVIATHAN MINERALS GROUP INCORPORATED SECURITIES PURCHASE AGREEMENT]

INVESTOR:

__________________________

By:  __________________________

Name:

Title:

SCHEDULE A

INVESTORS

Name of Investor	Purchase Price/Principal Amount of Convertible Promissory Note	Number of Warrant Shares
$
$

Total	$

SCHEDULE B

INVESTOR ADDRESSES

SCHEDULE C

ACCREDITED INVESTOR QUESTIONAIRE

Please complete the following questionnaire. If the answer to any question is “none” or “none applicable,” please so state.

Your answers will, at all times, be kept strictly confidential, however, you hereby agree that Leviathan Minerals Group Incorporated may present this questionnaire to such parties as it deems appropriate in order to assure itself that the issuance of the securities to you will not result in a violation of the exemption from registration under U.S. securities laws.

In case of insufficient space, please use the reverse side to assure that complete answers are submitted. If the securities are being purchased jointly, all joint owners should complete.

Name:

Address:

Social Security Number or Taxpayer Identification Number:

Telephone Number:

State of Residence or Principal Place of Business:

Type of Business:

You may qualify as an Accredited Investor under Regulation D promulgated under the Securities Act of 1933 (the "1933 Act") if you meet any of the following tests (please check all that apply).1

□
The undersigned is an individual who is a director or executive officer of the Company.  An “executive officer” is the president, a vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company.

□
The undersigned is an individual that (1) had individual income of more than $200,000 in each of the two most recent fiscal years and reasonably expects to have individual income in excess of $200,000 in the current year, or (2) had joint income together with the undersigned’s spouse in excess of $300,000 in each of the two most recent fiscal years and reasonably expects to have joint income in excess of $300,000 in the current year.  “Income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts:  (i) any tax exempt interest income under Section 103 of the Internal Revenue Code (the “Code”) received, (ii) any losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040, (iii) any deduction claimed for depletion under Section 611 of the Code or (iv) any amount by which income has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.  In determining personal income, however, unrealized capital gains should not be included.

□
The undersigned is an individual with individual net worth, or combined net worth together with the undersigned’s spouse, in excess of $1,000,000.  “Net worth” means the excess of total assets at fair market value, (including homes, furnishings and automobiles, but excluding for these purposes the net value, after any mortgage, of my primary residence).  The balances of any mortgages or other indebtedness secured by such primary residence may likewise be excluded, however, if such balances in the aggregate exceed the value of the primary residence and the lender has recourse to the subscriber for any such deficiency, the excess liability must be deducted in calculating the subscriber’s net worth.

□
The undersigned is a Trust with total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of the Company, and the purchase of the securities is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of the prospective investment in such securities.

□
The undersigned is a corporation, partnership, limited liability company or limited liability partnership that has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring securities of the Company.

□	The undersigned is an entity in which all of its equity owners are “accredited investors”.

1If the securities are being purchased jointly, each joint owner should initial where applicable.

SIGNATURE PAGE FOR
INDIVIDUALS AND TRUSTS

IN WITNESS WHEREOF, I hereby represent that all of the above representations are true and correct to the best of my knowledge.

The securities will be owned, and should be shown on the records of Leviathan Minerals Group Incorporated, as follows (please check box):

☐           A single person

☐           Husband and wife, as community property

☐           Joint tenants with right of survivorship (both parties must sign)

☐           Tenants-in-Common (all parties must sign)

☐           Trust (trustee must sign as trustee and indicate name of trust and date of trust document;
               trustee must also provide a copy of trust document)

☐           Other (explain, signature as required)

Executed this __ day of ________________, 2011

                                              _______________________________________
                                                                                                                                                                                        (Signature)

                                              _______________________________________
                                              (Please Print Name of Individual or Trust and Date of
                                              Trust if Applicable)

                                              _______________________________________
                                                                                (Signature)

                                              _______________________________________
                                              (Please Print Name of Individual or Trust and Date of
                                              Trust if Applicable)

SIGNATURE PAGE FOR
CORPORATIONS AND PARTNERSHIPS

IN WITNESS WHEREOF, I hereby represent that all of the above representations are true and correct to the best of my knowledge.

☐	Corporation (signature of authorized officer(s) required; please provide certified resolution authorizing investment)

☐	Partnership (signature of all general partners required by partnership agreement; partnerships must provide copy of partnership agreement)

Executed this __ day of ________________, 2011

_______________________________________
(Please Print Name of Entity)

By: ____________________________________

_______________________________________
(Name)

_______________________________________
(Title)

By: ___________________________________

_______________________________________
(Name)

_______________________________________
(Title)